EXHIBIT 10.24


                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


         CERTAIN PORTIONS OF THIS EXHIBIT, MARKED AS "*REDACTED*,"
              HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY
                WITH THE COMMISSION BASED UPON A REQUEST FOR
                             CONFIDENTIAL TREATMENT.


                                November 10, 2000
                                  AMENDMENT #4


Raymond Braun
PLAY-BY-PLAY TOYS & NOVELTIES, INC.
4400 Tejasco
San Antonio, TX  78218

RE:   WARNER BROS. LICENSE AGREEMENT #68116

Gentlemen:

This letter when fully executed shall formally amend the above-referenced License Agreement, dated January 1, 1998, as amended, relative to certain rights owned and controlled by Warner Bros.

By our mutual execution hereof, it is agreed as follows:

1.   PARAGRAPH 1(A) "LICENSED PROPERTY": is hereby amended as follows:

         Notwithstanding anything to the contrary contained herein:

      (a) The "Licensed Property" with respect to Licensed Products distributed through the TOY CHANNELS shall be limited to the specific properties listed in Exhibit 1 attached to this Amendment and incorporated herein by reference (the "Exhibit 1 Properties") only;

      (b) The "Licensed Property" with respect to Licensed Products distributed through the AMUSEMENT CHANNELS shall be limited to the specific properties listed in Exhibit 2 attached to this Amendment and incorporated herein by reference (the "Exhibit 2 Properties") only:

      (c) The "Licensed Property" with respect to MANUFACTURING rights for Licensed Products for the Toy Channel and the Gift Channel (as provided in Paragraphs 6 (a) - (b) of this Amendment) shall be limited to the Exhibit 2 Properties.

2.    PARAGRAPH 1 (B) "TERRITORY":  is hereby amended as follows:

      Notwithstanding anything to the contrary contained herein:

      (a) The Territory for the TOY CHANNELS shall be limited to the countries listed in Exhibit 3 attached to this Amendment and incorporated herein by reference (the "Exhibit 3 Countries") only;

      (b)   The Territory for the AMUSEMENT CHANNELS shall be limited to the
            Exhibit 3 Countries only; and

      (c) The Territory for MANUFACTURING rights for the Toy Channels and the Gift Channels (as provided in Paragraphs 6 (a) - (b) of this Amendment) shall be limited to the countries listed in Exhibit 4 attached to this Amendment and incorporated herein by reference (the "Exhibit 4 Countries").

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


3. PARAGRAPH 1 ( C) "LICENSED PRODUCT (S)": is hereby amended by adding the following Licensed Products for distribution through the AMUSEMENT CHANNELS only:

      (V)   ARTICLES 5 "INFLATABLES AND NOVELTIES":

            *REDACTED*

            Articles 1, 2, 3, 4, and 5 shall be referred to separately and collectively herein as the "Licensed Product (s)".

4.    PARAGRAPH 1 (D) "GUARANTEED CONSIDERATION": is hereby amended as follows:

      (a) Licensor hereby acknowledges receipt of ($*REDACTED*) of the original ($*REDACTED*) Guaranteed Consideration. The sum of the remaining balance of the Guaranteed Consideration of ($*REDACTED*), plus overage royalties of ($*REDACTED*) due for the Amusement Channels, which sum equals ($*REDACTED*) shall constitute a flat fee (the "Flat Fee"), and shall be payable in United States dollars as follows:

            ($*REDACTED*) payable on or before December 31, 2000;

            ($*REDACTED*) payable on or before March 31, 2001;

            ($*REDACTED*) payable on or before June 30, 2001;

            ($*REDACTED*) payable on or before September 30, 2001;

            ($*REDACTED*) payable on or before December 31, 2001;

            ($*REDACTED*) payable on or before March 31, 2002;

            ($*REDACTED*) payable on or before June 30, 2002; and

            ($*REDACTED*) payable on or before September 30, 2002.


      (b) On or before November 22, 2000, Licensee shall provide to Licensor a security instrument in the form of an irrevocable insurance bond issued by Amwest Surety Insurance Company (provided that all reinsurers must comply with the financial characteristics as described in the letter attached to this Amendment as Exhibit 5) in the amount of ($*REDACTED*) (the "Security Instrument"), of which
            (a) ($*REDACTED*) shall be security against the Guaranteed Consideration under this Agreement under this Agreement, and (b) ($*REDACTED*) shall be security against the Guaranteed Consideration under License Agreement #90248 between Licensor and Licensee.

            In the event the Security Instrument is not delivered to Licensor as provided herein, this Amendment shall be null and void and of no force or effect.

      (c) Licensee agrees that the *REDACTED* executed in connection with this Agreement shall be amended as follows: *REDACTED*. Licensee shall deliver documentation for the foregoing amendments to the *REDACTED*, in a form acceptable to Licensor, no later than November 30, 2000, and for the new price under (B) above within ten (10) business days following determination of the new price.

5.    PARAGRAPH 1 (G) "ROYALTY RATE": is hereby deleted in its entirety.

6.    PARAGRAPH 1 (E) "TERM":  The Term is hereby extended as follows:

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


      (a) For the AMUSEMENT CHANNELS: An additional two (2) year period, *REDACTED*

      (b) For the TOY CHANNELS: An additional nine (9) month period, *REDACTED*; and

      (c) For MANUFACTURING rights for the Toy Channel and the Gift Channel (as provided in Paragraphs 6 (a) - (b) of this Amendment): An additional one (1) year period, *REDACTED*.

      Notwithstanding anything to the contrary set forth in this Agreement, effective January 1, 2000, all rights granted to Licensee under this Agreement for all Licensed Products shall be on a *REDACTED*, except rights with respect to Articles 1 and Articles 2 in the Amusement Channels shall *REDACTED* throughout the Term.

7.    PARAGRAPH 1 (H) "DISTRIBUTION CHANNELS": is hereby amended as follows:

      Effective as of the execution of this Amendment, *REDACTED*. Effective January 1, 2001, *REDACTED*, provided, however, that for the period January 1, 2001 through December 31, 2001:

      (a) Licensee shall have *REDACTED* which may be nominated by Licensor in the Exhibit 4 Countries for the Exhibit 2 Properties only in the Toy Channels and Gift Channels; and

      (b) Licensee shall have *REDACTED* which may be nominated by Licensor for the Exhibit 2 Properties only. Such plush may only be supplied in open card tray format (mass style) to non-EU countries only and is subject to approval by Licensor on a case-by-case basis.

      Effective January 1, 2000, the Toy Channels shall be limited to mass market Toy Channels only.

8. PARAGRAPH 4 "CONSIDERATION": is hereby deleted in its entirety and replaced with the following:

      (a) "The Flat Fee paid by Licensee shall not be applied or accrue against any royalties. No part of the Flat Fee shall be repayable to Licensee.

      (b)   Intentionally omitted.

      (c) Sales shall be reported as set forth in Paragraph 5 (a). It is a material term and condition of this Agreement that sales be broken down by (1) Licensed Product, (2) country, (3) Licensed Property, and (4) Distribution Channel. In the event Licensee fails to do so, Licensor shall have the right to terminate this Agreement. Licensor shall also have the right to require Licensee to report sales on a retailer-by-retailer basis.

      (d)   Intentionally omitted.

      (e) Licensee shall pay all taxes, customs, duties, assessments and other charges levied upon the importation of or assessed against the Licensed Products under this Agreement, as well as all Licensee's costs of doing business and Licensor shall have no liability therefor.

      (f)   Intentionally omitted."


9.    PARAGRAPH 5 "PERIODIC STATEMENTS":  is hereby amended as follows:

   Notwithstanding anything to the contrary contained herein, Licensee shall not be required to include any references to royalties in the periodic statements hereunder. Licensee shall continue to report all sales in the manner required hereunder.

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


In all other respects, other than as noted above the subject License Agreement and all of its terms and conditions shall continue to govern our relationship. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the License Agreement.

This letter shall have no legal effect unless and until (a) it is signed by Licensee and delivered to Licensor no later than November 14, 2000, and (b) it is thereafter signed by Licensor.


LICENSOR                               LICENSEE:
WARNER BROS. CONSUMER PRODUCTS         PLAY-BY-PLAY TOYS & NOVELTIES,
A division of Time Warner              INC.
Entertainment Company L.P., on
Behalf of itself and as Agent
For Warner Bros.  A Division of
Time Warner Entertainment Company L.P.
By:__________________________________  By:________________________________
     Gary R. Simon
     Senior Vice President             Its:________________________________
     Business and Legal Affairs
Date:_________________________________ Date:_______________________________


                                    EXHIBIT 1

         (i)         *REDACTED* (as defined in Schedule A-1);
         (ii)        *REDACTED* (as defined in Schedule B-4);
         (iii)       *REDACTED* (as defined in Schedule B-5);
         (iv)      *REDACTED* (as defined in Schedule B-6); and
         (v)         *REDACTED* (as defined in Schedule B-9).




                                    EXHIBIT 2

                  (i)    *REDACTED* (as defined in Schedule A-1);
                 (ii)    *REDACTED* (as defined in Schedule B-3);
                 (iii)    *REDACTED* (as defined in Schedule B-4);
                 (iv)    *REDACTED* (as defined in Schedule B-5);
                (v)    *REDACTED* (as defined in Schedule B-6); and
                 (vi)     *REDACTED* (as defined in Schedule B-9).



                                    EXHIBIT 3

            UK, Eire, France, Germany, Italy, Spain, Portugal, Iceland, Belgium, The Netherlands, Luxembourg, Greece, Denmark, Sweden, Finland, Switzerland, Austria, Norway, Yugoslavia, Russia, Turkey, Poland, Cyprus, Malta, Hungary, Czech Republic & Slovakia, Rumania, Croatia, Bulgaria, Israel and South Africa

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                          REQUESTED BY
                                                 PLAY BY PLAY TOYS & NOVELTIES,
                                                            INC.
                                                --------------------------------


                                    EXHIBIT 4

            All countries within Europe, Middle East and Africa (as defined in
            Exhibit 3 of the Agreement), EXCEPT those countries listed in
            Exhibit 3 of this Amendment.